                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-17217




NOTICE AND SUPPLEMENT DATED AUGUST 8, 2002 TO THE CURRENT PROSPECTUSES FOR THE:

      o  EQUITABLE VARIABLE ANNUITY POLICIES
      o  EQUITABLE VARIABLE LIFE CONTRACTS
      o  EQ ADVISORS TRUST

--------------------------------------------------------------------------------

EQ/MFS RESEARCH PORTFOLIO:

We are asking the Securities and Exchange Commission ("SEC") to approve the substitution of securities issued by the EQ Advisors Trust's ("Trust") EQ/Capital Guardian Research Portfolio ("Substituted Portfolio") for securities issued by the EQ/MFS Research Portfolio ("Removed Portfolio"), another portfolio of the Trust that is currently available under the variable investment options (the "Substitution"). The Substituted Portfolio has substantially similar investment objectives, strategies, and principal risks as the Removed Portfolio. A description of each Portfolio is contained in the Trust's Prospectus dated May 1, 2002, a copy of which was previously provided to you. If the Substitution is approved, the assets of the Removed Portfolio would be transferred to the Substituted Portfolio, which will be available for investment under a corresponding variable investment option.

We believe that this Substitution is in your best interest because the Substituted Portfolio is substantially similar to the Removed Portfolio and has performed better than the Removed Portfolio for the past two calendar years. In addition, the combination of the Substituted and Removed Portfolios may provide greater opportunities for diversifying investments. Moreover, the Substituted Portfolio has the same expense ratio as the Removed Portfolio due to an expense limitation agreement. The Equitable Life Assurance Society of the United States ("Equitable") is the manager of the Substituted and Removed Portfolios. Capital Guardian Trust Company provides the day-to-day advisory services to the Substituted Portfolio. MFS Investment Management is the adviser for the Removed Portfolio.

You should note that:

           o No action is required on your part. You will not need to vote a proxy, file a new election or take any other action if the SEC approves the Substitution.
           o The elections you have on file for allocating your account value and contributions will remain unchanged until you direct us otherwise.
           o Equitable will bear all expenses, including legal, accounting, brokerage and other fees and expenses, directly related to the Substitution.
           o On the effective date of the Substitution, your account value will be the same as immediately before the transaction.
           o  The Substitution will have no adverse tax consequences for you.

Subject to SEC approval, which cannot be assured, we expect the Substitution to be completed on or about November 8, 2002. It will affect everyone who has amounts invested in the Removed Portfolio at that time. Of course, you may transfer your account value among the investment options, as usual. Any transfer fees that otherwise would apply will be waived on transfers out of either Portfolio that you make within 30 days before or after the Substitution. These transfers also will not count against the limit (if any) on the number of transfers permitted under your Contract. Please contact your agent or representative for more information about these options.

We will notify you again when we receive SEC approval when the Substitution is complete.

    Please write to The Equitable Life Assurance Society of the United States
              1290 Avenue of the Americas, New York, New York 10104
                                for a copy of the
      Trust Prospectus or an Equitable Variable Annuity or Life Prospectus